RULE 10f-3 REPORTING FORM


Name of Adviser/Subadviser:  	Loomis, Sayles & Company, L.P.

Name of Fund:  Franklin K2 Alternative Strategies Fund__

Total Net Assets of Fund: _$87,740,146.94____________________________

Issuer:  _AIR CANADA 2015-2B PTT___________________________

Underwriter(s) _ Barclays Capital, Citicorp USA, Credit Suisse, Deutsche Bank, JP Morgan Securities, Morgan Stanley, TD Securities, Natixis Affiliated Underwriter in the Syndicate: _Natixis____

Date of Purchase:  __12/1/15________________________________

Date of Offering:  __12/1/15______________________________

Amount of Purchase:1  _$21,935,000___________________________________

Purchase Price: _$100.00_____________________________________________

Commission or Spread:  _____1.00%____________________________________

_____________________________________________________________________

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

__X___	The securities are (i) part of an issue registered under the
Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__X___the issuer of such securities has been in continuous operation for
not less than three years (including operations	of predecessors).

1 Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.


If the securities meet condition (iii):

______such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

__X___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__X___The underwriting was a firm commitment.

__X___The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

__X___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

__X___No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

__X___The purchase was not part of a group sale (or part of the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature:___/s/ Chip Bankes_____________

Signed by: ________________

Date: ____12/31/2015____________________






RULE 10f-3 REPORTING FORM


Name of Adviser/Subadviser:  Loomis, Sayles & Company, L.P.

Name of Fund:   Franklin K2 Alternative Strategies Fund__

Total Net Assets of Fund: _$96,809,962.15____________________________

Issuer:  _AMERICAN INTL GROUP_________

Underwriter(s) _Barclays Capital, Deutsche Bank Securities, Mizuho Securities USA Inc, RBC Capital Markets, SMBC Nikko Securities American Inc, US Bancorp, ANZ Securities, ING Financial Markets LLC, nabSecurities LLC, Natixis Securities North America Inc, PNC Capital Markets, Santander Investment Securities Inc, Scotia Capital USA Inc, SG Americas Securities LLC, Standard Chartered Bank (US), UniCredit Capital Markets Inc._

Affiliated Underwriter in the Syndicate:  _Natixis____

Date of Purchase:  __3/17/16________________________________

Date of Offering:  __3/17/16______________________________

Amount of Purchase:1    _$15,061,465.50_________________________________

Purchase Price: _$99.95________________________________________________

Commission or Spread:  _____0.45%______________________________________

________________________________________________________________________

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

__X___The securities are (i) part of an issue registered under the Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__X___the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).

1 Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.


If the securities meet condition (iii):

______such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

__X___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__X___The underwriting was a firm commitment.

__X___The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

__X___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.2

__X___No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

__X___The purchase was not part of a group sale (or part of the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature:___/s/ Chip Bankes_____________

Signed by: ________________

Date:____3/31/2016____________________

2 Special counting rules apply for Rule 144A offerings.








RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  Loomis, Sayles & Company, L.P.

Name of Fund:  Franklin K2 Alternative Strategies Fund         __

Total Net Assets of Fund: _ $93,305,980.58_________________________

Issuer:  _    BARCLAYS PLC          ___________________________

Underwriter(s) _ See Attache                                ._

Affiliated Underwriter in the Syndicate:  _Natixi            ____

Date of Purchase:  _ _1/5/16________________________________

Date of Offering:  _ _1/5/16______________________________

Amount of Purchase:    _ $16,010,485.68_____________________________

Purchase Price: _ $99.512___________________________________________

Commission or Spread:  _____0.45%   _______________________________

____________________________________________________________________

Check that all the following conditions have been met
(any exceptions should be discussed prior to commitment):

__X___	The securities are (i) part of an issue registered
under the Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__X___	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).


   1Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.

If the securities meet condition (iii):

______	such securities are sufficiently liquid that they can be
sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities
(or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).


__X___	The securities were purchased prior to the end of the
first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__X___	The underwriting was a firm commitment.

__X___	The commission, spread or profit was reasonable and fair
compared to that being received by others for underwriting similar securities during a comparable period of time.

__X___	The amount of the securities purchased by the Fund,
aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

__X___	No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited
directly or indirectly 	from the purchase.

__X___	The purchase was not part of a group sale (or part of the
institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature:__  _

Signed by: _  Chip Bankes _____

Date: ____1/31/2016__________

2Special counting rules apply for Rule 144A offerings.








RULE 10f-3 REPORTING FORM

Name of Adviser/Subadviser:  Loomis, Sayles & Company, L.P.

Name of Fund:  Franklin K2 Alternative Strategies Fund  __

Total Net Assets of Fund: _$94,094,388.79_______________________

Issuer:  _ HSBC HOLDINGS PLC ________

Underwriter(s) _ HSBC Securities, ABN Armo/Old, ANZ Securities, Bank of Nova Scotia (US), BMO Capital Markets Corp, CIBC Inc, Citigroup Global Markets Inc, Commerzbank Capital Markets Corp, Danske Bank, ING Capital LLC, Mizuho Securities USA Inc, National Australia Bank Ltd, Natixis, RBC Capital Markets, Wells Fargo Securities LLC ._

Affiliated Underwriter in the Syndicate:  _Natixis____

Date of Purchase:  __3/1/16________________________________

Date of Offering:  __3/1/16______________________________

Amount of Purchase:   _ $13,428,500.40__________________________

Purchase Price: _ $99.855________________________________________

Commission or Spread:  _ ____0.425%   ___________________________

_________________________________________________________________
Check that all the following conditions have been met
(any exceptions should be discussed prior to commitment):

__X___	The securities are (i) part of an issue registered under the
Securities Act of 1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__X___	the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).

1Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.


If the securities meet condition (iii):

______	such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

__X___	The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__X___	The underwriting was a firm commitment.

__X___	The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

__X___	The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

__X___	No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

__X___	The purchase was not part of a group sale (or part of the
institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.


Signature:___ /s/ Chip Bankes _____________

Signed by: ________________

Date: ____3/31/2016__________

2 Special counting rules apply for Rule 144A offerings.